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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09275

GARTMORE MUTUAL FUNDS II, INC
(Exact name of registrant as specified in charter)
94 NORTH BROADWAY, IRVINGTON, NY 10533
(Address of principal executive offices) (Zip code)
MARK P BRONZO
GARTMORE SEPARATE ACCOUNTS, LLC
94 NORTH BROADWAY
IRVINGTON, NY 10533
(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 674-5700

Date of fiscal year end: 06/30/04

Date of reporting period: 06/30/04

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report June 30, 2004 Gartmore Focus Fund

THE GARTMORE PRESENCE

Gartmore, based in greater metropolitan Philadelphia, is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $77 billion1 in assets through its global investment platform of more than 185 professionals with expertise in investment management and an 800-person support staff. Gartmore provides core and specialty equity, fixed-income and alternative investments through its mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world. In addition to its U.S. headquarters, Gartmore has investment operations in the United Kingdom and Japan.

THE GARTMORE PROCESS

Gartmore offers a wide range of investment solutions built on sound risk-management processes designed to increase the probability of delivering enhanced risk-adjusted returns to its clients over the long term. Gartmore combines fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

THE GARTMORE PROMISE

The interests of Gartmore’s shareholders always come first.

Additional information can be found at www.gartmorefunds.com.

*Gartmore’s Affiliated Advisers

The following 10 asset management affiliates
of Nationwide do business under the trade name
“Gartmore Group”:

Gartmore Capital Management Ltd2
Gartmore Fund Managers Ltd2
Gartmore Global Partners2,3
Gartmore Investment Ltd2
Gartmore Japan Ltd2
Gartmore Morley Capital Management, Inc.3
Gartmore Mutual Fund Capital Trust3,4
Gartmore SA Capital Trust3,4
Gartmore Separate Accounts LLC3
NorthPointe Capital® LLC3

1.	As of June 30, 2004.

2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $39 billion as of June 30, 2004.

4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. “Look Beyond.” and NorthPointe Capital are federally registered service marks of Gartmore Global Investments, Inc.

Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds are distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Look beyond with Gartmore Funds.

Taking diversification to
the next level

•	Core Series

Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

•	International Series

International growth and emerging markets portfolios designed to capture overseas investment opportunities.

•	Sector Series

Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

•	Leadership Series

Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

•	Concept Series

Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

Contents
4	Message to Shareholders
5	Gartmore Focus Fund
6	Statement of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statement of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
15	Report of Independent Registered
Public Accounting Firm
16	Management Information
18	Change in Independent Registered
Public Accounting Firm

There is no assurance that the investment objective of any fund will be achieved. The opinions expressed herein are those of Gartmore Separate Accounts LLC and may not actually come to pass. This information is current as of June 30, 2004, and is subject to change at any time, based on market and other conditions.

      Message to Shareholders
      June 30, 2004

Dear Shareholders,

For the year ended June 30, 2004, the market’s strong performance reflected the strong fundamental backdrop of the economic recovery during the second half of 2003, as well as the fears concerning rising interest rates and inflation during the first half of 2004. For the first time in years, strong economic growth has given companies greater pricing power and it has started to drive interest rates higher. Earnings growth estimates continue to climb for the second quarter of 2004 and are expected to do so for the full year. This followed a first quarter reporting period that was much better than originally expected. We have an improving employment picture which should continue to support consumer spending, but we need oil prices to stabilize or drop back down from the $40 per U.S. barrel level in order for the economy to continue on a steady course.

As was widely anticipated, the Federal Reserve raised the Federal Funds rate in June 2004 to begin a new tightening cycle. The Federal Reserve has stated, however, that it expects to raise rates at a “measured” pace.

The fixed income markets still point towards healthy economic growth in the second half of 2004, but possibly at a more moderate pace. Corporate bond spreads remain at their tightest levels in years, indicating a high degree of optimism concerning economic growth. The yield curve (i.e., the difference between short Treasury bill rates and the 10-year Treasury note) remains high or “steep”, but has begun to flatten given the Federal Reserve’s new monetary policy. This usually means economic growth will slow slightly within 6-9 months, or by the end of 2004, or early 2005.

Election years historically have seen stronger performance in the second half of the year, and we do not expect 2004 to differ in this regard. A fair amount of discussion has occurred by industry analysts concerning profit growth and whether profit growth has peaked for this market cycle that started in late 2002. This has led to strong stock performance by defensive sectors in 2004 and stocks such as, consumer staples, energy, and non-pharmaceutical healthcare names, all sectors that lagged in 2003. We expect profit growth will continue to surprise on the upside and that this will drive the markets prices higher in the second half of 2004.

Because the Gartmore Focus Fund has been positioned for a strong economic environment, we outperformed in the back half and the full year 2003. However, our performance has lagged in the first half of 2004 where defensive sectors have been the strongest performers and as a result we have underperformed our benchmark for the 12 month period ended June 30, 2004. During this period the Gartmore Focus Fund has had a +17.10%* versus a +191% return for the S&P 500 Index.

Our performance has benefited from our stock selection within Healthcare. Biotechnology company, Gilead Sciences, and medical device company, Zimmer Holdings, were the most notable performers. We have also maintained an overweight in Industrials where companies like Tyco and 3M have performed very well.

Technology stocks have hurt the performance of our portfolio thus far in 2004, after being strong performers in the back half of 2003. Although the economy has remained strong, investors have been better sellers of these names, as investors appear to fear that economic growth and business spending will slow in 2005. Nokia and Texas Instruments were the Focus Fund’s weakest performers as Nokia lost market share in handsets to Motorola, due to Nokia’s lack of a clamshell handset phone model.

Our overweight in Financial stocks hurt performance in 2004 as Morgan Stanley and Merrill Lynch traded off as interest fears impacted this sector, also after being strong performers in the second half of 2003. We also had two Consumer Discretionary Sector companies underperform. Viacom was a poor performer as more advertising dollars are moving to the Internet from radio, and Bed Bath & Beyond saw new store productivity slow from previous years.

The Gartmore Focus Fund’s top holdings include: Tyco International, the diversified manufacturer; Teva Pharmaceutical, the generic drug manufacturer; Gilead Sciences, a biotechnology company; and Merrill Lynch, the investment bank and retail brokerage concern. The Focus Fund added healthcare companies like Zimmer Holdings, and the office supply retailer, Staples. We also added Starwood Hotels and technology company, Cisco Systems. We sold several companies that reached our price objectives such as Qualcomm, Honeywell, and Wellpoint Networks and also lowered our technology exposure by selling KLA Tencor and Nokia.

As we enter the second quarter reporting season for 2004, we anticipate a fourth consecutive quarter of greater than 20% year over year profit growth. Profits are now higher than their peak levels in 2000, which were achieved before the markets collapsed in 2001-2002. At the beginning of 2004, S&P 500 Index earnings were expected to grow +12.5% over 2003 levels; those estimates have now climbed to the +16 – 18% range, indicating their profit growth has not slowed from the strong pace of 2003. We believe that profit levels will continue to surprise in the second half of the year. We also look for companies to be conservative in their hiring plans so that companies can hold onto their hard-earned productivity gains. Because unit labor costs are the biggest component of inflation, we expect that interest rates will climb but at a measured pace. Strong profits, a weak dollar, a strong global economy, and interest rates growing at a moderate pace should drive the markets higher in the second half of 2004.

We will continue to work hard on your behalf with the objective to outperform the markets in 2004 as we did in 2003. Thank you, as always, for your continued support and trust.

Sincerely,

Mark P. Bronzo
Chairman, President and CEO

*	Performance of Class A shares without sales charges and assuming appreciation plus reinvestment of dividends and capital gains before taxes.

4 Annual Report 2004

Gartmore Focus Fund	Class A Shares symbol: GFOAX Class B Shares symbol: GFOBX Class C Shares symbol: GFOCX Institutional Class symbol: GFOIX

Sector Diversification as of June 30, 2004	% of Net Assets

Information Technology	25.3%

Health Care	20.0%

Industrials	19.8%

Finance	10.6%

Consumer Discretionary	8.3%

Consumer Staples	6.6%

Materials	3.3%

Other	3.3%

Energy	3.2%

Top Ten Holdings as of June 30, 2004	% of Net Assets

Tyco International, Ltd.	5.4%

General Electric Co.	5.2%

Merrill Lynch & Co., Inc.	4.6%

Dell, Inc.	4.3%

Teva Pharmaceutical-ADR	4.1%

Cisco Systems, Inc.	4.0%

Wal-Mart Stores, Inc.	3.6%

Gilead Sciences, Inc.	3.5%

Monsanto Co.	3.3%

Zimmer Holdings Inc.	3.3%

Comparison of a $10,000 Investment in the Gartmore Focus Fund vs. the S&P 500 Index from Inception (July 27, 1999) through June 30, 2004

Average Annual Total return for
Class A, Class B, Class C and Institutional Class

		Inception to
	1 Year	06/30/2004

Gartmore Focus Fund — Class A	10.30%	-11.26%

Gartmore Focus Fund — Class B	11.97%	-10.64%

Gartmore Focus Fund — Class C	15.15%	-10.55%

Gartmore Focus Fund — Inst. Class[1]	17.10%	-10.18%

S&P 500 Index	19.11%	-1.61%

All performance numbers shown above are load adjusted. The returns do not reflect taxes a shareholder would pay on fund distributions or the redemption of fund shares. Class A share purchases are charged a maximum front end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of up to 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds. All returns include reinvested dividends. The Standard & Poor’s 500 Stock Index is an unmanaged index and unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses.

[1]	These returns through June 30, 2004 were achieved prior to the creation of Institutional Class shares and include the performance of the Fund’s Class A shares. Excluding the effect of fee waivers and reimbursements, such prior performance is substantially similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Class A shares. The performance for Institutional Class shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class.

Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed may be worth more or less than their original cost. Past Performance is Not Predictive of Future Results.

2004 Annual Report 5

Statement of Investments
June 30, 2004

Gartmore Focus Fund

Common Stocks (97.1%)

	Shares or
	Principal Amount	Value

Consumer Discretionary (8.3%)
InterActiveCorp (b)	31,814	$958,873
Staples, Inc.	25,086	735,271
Starwood Hotels & Resorts Worldwide, Inc.	14,763	662,121
Target Corp.	15,882	674,509

		3,030,774

Consumer Staples (6.6%)
PepsiCo, Inc.	20,535	1,106,426
Wal-Mart Stores, Inc.	24,719	1,304,174

		2,410,600

Energy (3.2%)
Baker Hughes, Inc.	30,817	1,160,260

Finance (10.6%)
American Express Co.	21,891	1,124,760
Merrill Lynch & Co., Inc.	31,412	1,695,619
Wachovia Corp.	23,396	1,041,122

		3,861,501

Health Care (20.0%)
Amgen, Inc. (b)	19,789	1,079,886
Boston Scientific Corp. (b)	26,027	1,113,956
Gilead Sciences, Inc. (b)	19,277	1,291,558
HCA, Inc.	27,201	1,131,290
Teva Pharmaceutical Industries Ltd. ADR — IL	22,088	1,486,301
Zimmer Holdings, Inc. (b)	13,549	1,195,022

		7,298,013

Industrials (19.8%)
3M Co.	12,579	1,132,236
Caterpillar, Inc.	13,858	1,100,880
General Electric Co.	58,265	1,887,786
Tyco International Ltd.	60,068	1,990,653
United Technologies Corp.	12,502	1,143,683

		7,255,238

Information Technology (25.3%)
Analog Devices, Inc.	23,601	1,111,135
Applied Materials, Inc. (b)	54,952	1,078,158
Cisco Systems, Inc. (b)	62,332	1,477,268
Dell, Inc. (b)	43,754	1,567,269
Hewlett-Packard Co.	47,783	1,008,221
Intel Corp.	37,628	1,038,533
Oracle Corp. (b)	86,076	1,026,887
Texas Instruments, Inc.	40,253	973,318

		9,280,789

Materials (3.3%)
Monsanto Co.	31,104	1,197,504

Total Common Stocks		35,494,679

Repurchase Agreements (3.3%)
CS First Boston, 1.48%, dated 06/30/04, due 07/01/04, repurchase price $485,529 (Fully collateralized by AA Rated Corporate Bonds)	$485,509	485,509

Nomura Securities, 1.48%, dated 06/30/04, due 07/01/04, repurchase price $719,405 (Fully collateralized by AA Rated Corporate Bonds & U.S. Agency Mortgages)	719,375	719,375

Total Repurchase Agreements		1,204,884

Total Investments (Cost $34,318,594) (a) — 100.4%		36,699,563
Liabilities in excess of other assets — (0.4)%		(135,334)

NET ASSETS — 100.0%		$36,564,229

(a)	Cost for federal income tax purposes is $35,041,415 and differs from cost basis for financial reporting purposes by the amount of the losses recognized in excess of federal income tax reporting of approximately $722,821. Cost for federal tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,552,615
Unrealized depreciation	(894,467)

Net unrealized appreciation (depreciation)	$1,658,148

(b)	Denotes a non-income producing security.

ADR American Depositary Receipt

IL  Israel

See notes to financial statements.

6 Annual Report 2004

Statement of Assets and Liabilities
June 30, 2004

Gartmore
Focus Fund

Assets:
Investments, at value (cost $33,113,710)	$35,494,679
Repurchase agreements, at cost	1,204,884

Total Investments	36,699,563

Interest and dividends receivable	21,267

Total Assets	36,720,830

Liabilities:
Payable for investments purchased	104,799
Accrued expenses and other payables
Investment advisory fees	16,335
Fund administration and transfer agent fees	3,133
Distribution fees	3,244
Other	29,090

Total Liabilities	156,601

Net Assets	$36,564,229

Represented by:
Capital	$105,165,493
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	(70,982,233)
Net unrealized appreciation (depreciation) on investments	2,380,969

Net Assets:	$36,564,229

Net Assets:
Class A Shares	$19,190,300
Class B Shares	433,993
Class C Shares	16,938,928
Institutional Class Shares	1,008

Total	$36,564,229

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,256,520
Class B Shares	74,087
Class C Shares	2,907,579
Institutional Class Shares	171

Total	6,238,357

Net Asset Value:
Class A Shares	$5.89
Class B Shares (a)	$5.86
Class C Shares (b)	$5.83
Institutional Class Shares	$5.89

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.25
Class C Shares	$5.89

Maximum Sales Charge — Class A Shares	5.75%

Maximum Sales Charge — Class C Shares	1.00%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for the shares held less than one year.

See notes to financial statements.

2004 Annual Report 7

Statement of Operations
For the Year Ended June 30, 2004

Gartmore
Focus Fund

INVESTMENT INCOME:
Interest income	$13,530
Dividend income	344,154

Total Income	357,684

Expenses:
Investment advisory fees	238,545
Accounting/ Administration fee	75,162
Service organization fee Class A	48,333
Service organization fee Class B	18,568
Service organization fee Class C	41,528
Distribution fee Class B	55,704
Distribution fee Class C	124,584
Professional fees	70,922
Custodian fees	13,702
Insurance fees	1,284
Registration fees	34,455
Printing fees	24,547
Transfer agent fees Class A	3,966
Transfer agent fees Class B	3,729
Transfer agent fees Class C	3,754
Directors’ fees	61,500
Miscellaneous	6,776

Total expenses before voluntary fee reductions	827,059
Expenses voluntarily waived	(241,025)

Total Expenses	586,034

Net Investment Income (Loss)	(228,350)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	4,798,854
Net change in unrealized appreciation/depreciation on investments	2,635,577

Net realized/unrealized gains (losses) on investments	7,434,431

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,206,081

See notes to financial statements.

8 Annual Report 2004

Statement of Changes in Net Assets

	Gartmore Focus Fund

	Year Ended	Year Ended
	June 30, 2004	June 30, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(228,350)	$(417,858)
Net realized gains (losses) on investment transactions	4,798,854	(9,261,891)
Net change in unrealized appreciation/depreciation on investments	2,635,577	5,909,205

Change in net assets resulting from operations	7,206,081	(3,770,544)

Class A Capital Transactions:
Proceeds from shares issued	1,628,973	1,210,902
Capital contributions from affiliates (a)	151,684	—
Cost of shares redeemed	(3,410,384)	(4,680,268)

	(1,629,727)	(3,469,366)

Class B Capital Transactions:
Proceeds from shares issued	23,376	40,354
Capital contributions from affiliates (a)	56,830	—
Cost of shares redeemed	(17,102,442)	(163,958)

	(17,022,236)	(123,604)

Class C Capital Transactions:
Proceeds from shares issued	208,052	17,995
Capital contributions from affiliates (a)	132,086	—
Cost of shares redeemed	(465,603)	(2,117,161)

	(125,465)	(2,099,166)

Institutional Class Capital Transactions:
Proceeds from shares issued	1,000 (b)	—

	1,000	—

Change in net assets from capital transactions	(18,776,428)	(5,692,136)

Change in net assets	(11,570,347)	(9,462,680)
Net Assets:
Beginning of period	48,134,576	57,597,256

End of period	$36,564,229	$48,134,576

Class A Share Transactions:
Issued	286,610	260,888
Redeemed	(612,117)	(1,036,975)

	(325,507)	(776,087)

Class B Share Transactions:
Issued	4,042	9,347
Redeemed	(3,012,052)	(35,490)

	(3,008,010)	(26,143)

Class C Share Transactions:
Issued	37,342	3,925
Redeemed	(81,146)	(459,288)

	(43,804)	(455,363)

Institutional Class Share Transactions:
Issued	171 (b)	—

	171	—

(a)	See footnote G of notes to financial statements.
(b)	For the period from June 29, 2004 (commencement of operations) through June 30, 2004.

See notes to financial statements.

2004 Annual Report 9

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Focus Fund

		Investment Activities:
				Net Realized
				and
				Unrealized
	Net Asset	Net	Capital	Gains	Total
	Value,	Investment	Contributions	(Losses)	from
	Beginning	Income	from	on	Investment
	of Period	(Loss)	Affiliates (k)	Investments	Activities

Class A Shares
Period Ended June 30, 2000 (d)	$10.00	(0.06)	—	2.97	2.91
Year Ended June 30, 2001	$12.91	(0.07)	—	(4.90)	(4.97)
Year Ended June 30, 2002 (e)	$7.94	(0.04)	—	(2.58)	(2.62)
Year Ended June 30, 2003	$5.32	(0.04)	—	(0.25)	(0.29)
Year Ended June 30, 2004 (j)	$5.03	(0.03)	0.04	0.85	0.86
Class B Shares
Period Ended June 30, 2000 (d)	$10.00	(0.11)	—	3.01	2.90
Year Ended June 30, 2001	$12.90	(0.08)	—	(4.90)	(4.98)
Year Ended June 30, 2002 (e)	$7.92	(0.05)	—	(2.57)	(2.62)
Year Ended June 30, 2003	$5.30	(0.04)	—	(0.25)	(0.29)
Year Ended June 30, 2004 (e) (j)	$5.01	(0.01)	0.04	0.82	0.85
Class C Shares
Period Ended June 30, 2000 (d)	$10.00	(0.10)	—	2.98	2.88
Year Ended June 30, 2001	$12.88	(0.10)	—	(4.89)	(4.99)
Year Ended June 30, 2002 (e)	$7.89	(0.07)	—	(2.55)	(2.62)
Year Ended June 30, 2003	$5.27	(0.06)	—	(0.24)	(0.30)
Year Ended June 30, 2004 (j)	$4.97	(0.04)	0.04	0.86	0.86
Institutional Class Shares
Period Ending June 30, 2004 (f)	$5.85	—	—	0.04	0.04

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Ratios / Supplemental Data:
									Ratio of
							Ratio of Net		Expenses
							Investment		(Prior to
				Net Assets	Ratio of		Income		Reimbursements/		Ratio of
	Net Asset			at End of	Expenses to		(Loss)		Waivers) to		Waiver to
	Value, End	Total		Period	Average		to Average		Average		Average		Portfolio
	of Period	Return (a)		(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended June 30, 2000 (d)	$12.91	29.10%	(g)	$63,397	1.34%	(h)	(0.89%	) (h)	1.56%	(h)	(0.22%	) (h)	54.26%
Year Ended June 30, 2001	$7.94	(38.50%	)	$47,709	1.13%		(0.65%	)	1.25%		(0.12%	)	91.13%
Year Ended June 30, 2002 (e)	$5.32	(33.00%	)	$23,172	1.36%		(0.66%	)	1.46%		(0.10%	)	76.90%
Year Ended June 30, 2003	$5.03	(5.45%	)	$18,005	1.78%		(0.86%	)	1.90%		(0.12%	)	69.79%
Year Ended June 30, 2004 (j)	$5.89	17.10%		$19,190	1.32%		(0.49%	)	1.49%		(0.17%	)	99.95%
Class B Shares
Period Ended June 30, 2000 (d)	$12.90	29.00%	(g)	$39,934	1.55%	(h)	(1.04%	) (h)	2.45%	(h)	(0.90%	) (h)	54.26%
Year Ended June 30, 2001	$7.92	(38.60%	)	$24,938	1.23%		(0.76%	)	2.03%		(0.80%	)	91.13%
Year Ended June 30, 2002 (e)	$5.30	(33.08%	)	$16,485	1.43%		(0.73%	)	2.26%		(0.83%	)	76.90%
Year Ended June 30, 2003	$5.01	(5.47%	)	$15,449	1.79%		(0.87%	)	2.66%		(0.87%	)	69.79%
Year Ended June 30, 2004 (e) (j)	$5.86	16.97%		$434	1.31%		(0.50%	)	2.24%		(0.93%	)	99.95%
Class C Shares
Period Ended June 30, 2000 (d)	$12.88	28.80%	(g)	$46,298	1.65%	(h)	(1.16%	) (h)	2.45%	(h)	(0.80%	) (h)	54.26%
Year Ended June 30, 2001	$7.89	(38.74%	)	$33,591	1.53%		(1.06%	)	2.04%		(0.51%	)	91.13%
Year Ended June 30, 2002 (e)	$5.27	(33.21%	)	$17,940	1.73%		(1.04%	)	2.27%		(0.54%	)	76.90%
Year Ended June 30, 2003	$4.97	(5.69%	)	$14,681	1.90%		(0.98%	)	2.69%		(0.79%	)	69.79%
Year Ended June 30, 2004 (j)	$5.83	17.30%		$16,939	1.41%		(0.58%	)	2.24%		(0.83%	)	99.95%
Institutional Class Shares
Period Ending June 30, 2004 (f)	$5.89	0.68%	(g)	$1	0.73%	(h)	0.36%	(h)	(i)		(i)		99.95%

(a)	Excludes sales charge.
(b)	During the period, distribution and class specific related expenses were voluntarily reduced. If such waivers had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from July 27, 1999 (commencement of operations) through June 30, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from June 29, 2004 (commencement of operations) through June 30, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during this period.
(j)	Capital contributions from affiliates is based on average shares outstanding during the period.
(k)	See footnote G of notes to financial statements.

See Notes to Financial Statements.

10 Annual Report 2004

Notes to Financial Statements
June 30, 2004

Organization

Gartmore Mutual Funds II, Inc. (formerly known as GAMNA Series Funds, Inc.,) (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was organized as a Maryland corporation on March 18, 1999. The Company presently consists of a single series, Gartmore Focus Fund (formerly known as GAMNA Focus Fund) (the “Fund”), which commenced investment operations on July 27, 1999. The Fund is non-diversified, as such term is defined in the 1940 Act. The Fund offers four classes of shares, Class A, Class B, Class C, and Institutional Class.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

A. Summary of Significant Accounting Policies

Securities Valuation

Portfolio securities which are traded on a national securities exchange, or included in the NASDAQ National Market System, are valued at the official closing price (typically last sale), or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Short-term obligations, which mature in 60 days or less, are valued at amortized cost.

Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Income, non-class specific expenses, and realized and unrealized gain/loss on investments are allocated to each class based on their respective net assets. Expenses borne by each class of the Fund may differ because of class-specific expenses.

Dividends and Distributions to Shareholders

Substantially all of the Fund’s net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis. Dividends paid on all classes are calculated at the same time. Dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ among classes due to differences in other class specific expenses.

2004 Annual Report 11

Notes to Financial Statements (Continued)
June 30, 2004

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve the Fund from all or substantially all federal income and excise taxes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investments of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

Pursuant to the terms of the Subadvisory Agreement, Gartmore Separate Accounts LLC (“GSA”) serves as subadviser for the Fund and is responsible for purchasing, holding, and selling investments for the Fund and provides such investment advice and supervision as GSA deems necessary for the proper supervision of the Fund’s investments. Prior to August 15, 2003, GSA served as the investment adviser pursuant to an Interim Advisory Agreement which went into effect on May 12, 2003. GSA is a majority-owned subsidiary of Gartmore SA Capital Trust (60%), and the remaining interest is held by five officers of GSA (40%). GMF also provides investment management evaluation services and monitors on an ongoing basis, the performance of the subadviser, GSA.

Pursuant to the Investment Advisory Agreement, GMF (GSA, prior to August 15, 2003) is entitled to receive from the Fund a fee, calculated daily and payable monthly, at an annual rate based on the Fund’s average daily net assets, of 0.55% on the first $1 billion in assets and 0.50% for assets greater than $1 billion. Out of its management fee, GMF pays GSA an annual subadvisory fee, based on the Fund’s average daily net assets and not taking into account any applicable waivers, of 0.3575% of the first $1 billion in assets and 0.325% for assets greater than $1 billion. Under the terms of an expense limitation agreement among GMF, GSA, and the Company, a limit of 1.90% was set on the operating expenses for each class of the Fund until at least June 30, 2004.

Certain officers and directors of GSA are officers and/or directors of the Company. No such officers received compensation from the Company. For the period ended June 30, 2004, the directors who are not affiliated with the Adviser received total compensation of $61,500 from the Fund.

At June 30, 2004, the adviser and its affiliates held 114,898 shares of the Fund with an aggregate value of $676,749.

C. Administrator, Distributor, Custodian, and Transfer Agent

Gartmore SA Capital Trust (“GSACT”) serves as the Fund’s administrator and accounting service agent. Prior to August 18, 2003, PFPC Inc. (“PFPC”) served as the Fund’s administrator and accounting service agent and received a monthly minimum fee and a monthly fee from the Fund based upon average daily net assets.

Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSACT, serves as transfer agent and dividend disbursing agent for the Fund. Prior to August 18, 2003, PFPC served as transfer agent and dividend disbursing agent and received a minimum monthly fee for each class, transaction charges and out-of-pocket expenses.

The fees for services provided by the agreements with GSACT and GISI are combined and calculated based on the combined average daily net assets of the Fund and Gartmore Mutual Funds (excluding the Investor Destinations Funds, which do not take part in this fee) according to the fee schedule below. The fees are then allocated proportionately among

12 Annual Report 2004

all funds in relation to the average daily net assets of each fund and are paid to GSACT. GSACT pays GISI from these fees for GISI’s services.

Combined Fee Schedule

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

Gartmore Distribution Services, Inc. (“GDSI”) serves as the Fund’s distributor. Prior to August 18, 2003, PFPC Distributors, Inc., served as the Fund’s distributor. Class B and Class C shares each pay a distribution fee of 0.75% of average daily net assets of the Fund attributable to these shares. Some payments under the distribution plans may be used to compensate broker-dealers with trail or maintenance commissions. Class A, Class B, and Class C shares also pay a service organization fee of 0.25% of average daily net assets of the Fund attributable to each Class. For the year ended June 30, 2004, GDSI and PFPC waived $207,372 and $33,653, respectively, of distribution and service fees on non-brokered shares.

JPMorgan Chase Bank serves as custodian of the assets of the Fund and receives compensation for JPMorgan Chase Bank’s services based on the Fund’s average daily net assets. Prior to August 18, 2003, PFPC Trust Company served as custodian and received compensation for its services based on the Fund’s average daily gross assets, subject to certain minimums.

Effective August 18, 2003, GSACT and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administrative and sub-transfer agency services, respectively, to the Fund.

D. Investment Transactions

For the year ended June 30, 2004, the aggregate purchases and sales of investment securities, other than short-term obligations, amounted to $41,440,249 and $60,914,993, respectively. There were no purchases or sales of long-term U.S. Government securities.

E. Concentration of Risk

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable fund that is not heavily weighted in any industry or sector.

F. Other

As of June 30, 2004, the Fund had four shareholders who are part of an affiliated group that hold 61% of total shares outstanding. None of the accounts are affiliated with Gartmore, but they are affiliated with Groupama Asset Management, the Company’s former parent. The concentration of ownership represents risk to current shareholders in that shareholder value could be diluted if the shares were redeemed. A description of the Fund’s affiliated transactions is presented in Note B.

G. Shareholder Fees

Class A share purchases are charged a maximum front end sales load of 5.75% of the offering price. Class C shares purchased between November 1, 2003 and June 30, 2004 were charged a front end sales load of 1.00% of the offering price. However, shareholders who owned Class C shares prior to November 1, 2003, and certain other Class C shareholders may buy additional Class C shares without paying the 1.00% initial sales charge. Class B redemptions are charged a maximum deferred sales load of 5% during the first year; thereafter this deferred sales load decreases to 0% after

2004 Annual Report 13

Notes to Financial Statements (Continued)
June 30, 2004

the sixth year. Class C redemptions are charged a deferred sales load of 1% if redeemed within one year of purchase. The deferred sales load is charged on the lower of the original purchase amount or redemption proceeds. Pursuant to an Underwriting Agreement dated August 8, 2003 between Gartmore Mutual Funds II, Inc. (the “Fund”) and Gartmore Distribution Services, Inc. (“GDSI”), GDSI has agreed to pay to the Fund any CDSC fee that GDSI collects on sales of non-brokered shares. Pursuant to the Underwriting Agreement for the year ended June 30, 2004, GDSI contributed $340,600 of its CDSC fee to the Fund. This amount is treated as a capital contribution to the Fund. A redemption/ exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date these shares were acquired. This fee does not apply to shares purchased prior to November 1, 2003, and through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

H. Federal Tax Information

The tax character of distributions paid during the fiscal year ended June 30, 2004, and June 30, 2003 were as follows:

Distributions Paid From

	Ordinary	Net Long Term	Total Taxable	Tax Exempt
Year	Income	Capital Gains	Distributions	Distributions

2004	$—	$—	$—	$—

2003	$—	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total
Distributions
Year	Paid

2004	$—

2003	$—

As of June 30, 2004, the components of accumulated earnings (deficit) on a tax basis was as follows:

Total
Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Capital and	Appreciation	Earnings
Income	Capital Gains	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$(70,259,412)	$1,658,148	$(68,601,264)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of June 30, 2004, for Federal income tax purposes, the Funds has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires

$431,394	2008

9,460,235	2009

30,217,457	2010

30,150,326	2011

14 Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of

Gartmore Mutual Funds II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Focus Fund (a single series of Gartmore Mutual Funds II, Inc., hereafter referred to as the “Fund”) at June 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The changes in net assets and financial highlights of the Fund for the periods ended on or before June 30, 2003 were audited by other independent accountants whose report dated August 1, 2003 expressed an unqualified opinion on those changes in net assets and financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 16, 2004

2004 Annual Report 15

Management Information
(Unaudited)

Directors and Officers who are not Interested Persons (as defined in the 1940 Act) and Officers of the Fund
June 30, 2004.

Name,	Position	Term of Office	Principal Occupation(s)	Number of Portfolios	Other
Address	Held	and Length of	During Past	in Fund Complex	Directorships
and Age	with Fund	Time Served[1]	5 Years	Overseen by Director	Held by Director[2]
Robert T. Adams 105 E. 42nd Street New York, NY 10017-5639 Age 50	Director, Member of Audit Committee	Since 1999	Attorney, Wilson, Elser, Moskowitz, Edelman & Dicker, 1986 - present	1	None

Vincent Benefico The Reuters Building 3 Times Square, 23rd Floor New York, NY 10036 Age 42	Director, Member of Audit Committee	Since 1999	Vice President, Reuters Financial (“Reuters”), a vendor of financial news and information, 2000 - present; Director, Fixed Income Product Management, Reuters, 1999 - 2000, Product Support Manager, Reuters, 1997 - 1999.	1	None

James Carluccio 70 Wearimus Road Ho-Ho-Kus, NJ 07423 Age 50	Director, Member of Audit Committee	Since 1999	Pilgrim Advisors, Inc., Managing Director, 1999 - present; Executive Vice President, Technology Solutions Company, 1992 - 1999.	1	None

Edward Fogarty 875 Avenue of the Americas New York, NY 10001 Age 45	Director, Member of Audit Committee	Since 1999	Attorney, Litchfield Cavo, 2004-Present, Attorney, White & McSpedon, P.C., 1999 - 2004; Attorney, Fogarty & Fogarty PC, 1984 - 1999.	1	None

Jonathan M. Rather 320 Park Avenue, 25th Floor New York, NY 10022 Age 44	Director, Member of Audit Committee	Since 1999	General Partner and Chief Financial Officer of Welsh, Carson, Anderson & Stowe, a private equity investment firm in health care and information services, 1999 - present; Chief Operating Officer and Chief Financial Officer of Goelet Corporation, an investment management company, 1985 - 1999.	1	None

16 Annual Report 2004

Directors and Officers who are interested Persons (as defined in the 1940 Act) and Officers of the Fund
June 30, 2004.

Name,	Position	Term of Office	Principal Occupation(s)	Number of Portfolios	Other
Address	Held	and Length of	During Past	in Fund Complex	Directorships
and Age	with Fund	Time Served[1]	5 Years	Overseen by Director	Held by Director[2]
Mark P. Bronzo 94 North Broadway Irvington, NY 10533 Age 43	Chairman, President & Chief Executive Officer	Since 1999	Managing Director and Member of Board of Managers of Gartmore Separate Accounts LLC,1/2003 - present; Senior Vice President, 1998 - 2003, Vice President 1995 - 1998, Managing Director and Board Member (1998 - 2003) of GAMNA (formerly Sorema Asset Management Company).	1	None

Daniel W. Portanova 94 North Broadway Irvington, NY 10533 Age 43	Senior Vice President, Treasurer and Chief Operating Officer	Since 1999	Managing Director and Member of the Board of Managers of Gartmore Separate Accounts LLC, 1/2003 - present; Senior Vice President, Managing Director and Board Member of GAMNA 1998 - 2003; Vice President and Managing Director of GAMNA, 1995 - 1998.	1	None

Joseph C. O’Connor 94 North Broadway Irvington, NY 10533 Age 43	Senior Vice President and Managing Director	Since 2000	Managing Director and Member of the Board of Managers of Gartmore Separate Accounts LLC, 1/2003 - present; Senior Vice President, Managing Director and Board Member of GAMNA, 2000 - 2003; Managing Director, Corporate Bond Department of Donaldson Lufkin & Jenrette Securities, 1989 - 2000.	1	None

Iona K. Watter 94 North Broadway Irvington, NY 10533 Age 51	Secretary	Since 1999	Director of Compliance, Gartmore Separate Accounts LLC, 1/2003 - Present; Second Vice President (1999 - 2003), Corporate Secretary and Compliance Officer, GAMNA, 1995 - 2003.	N/A	N/A

1	Each Director and officer serves for an indefinite term, until his/her successor is elected.
2	Mr. Bronzo, also serves as a Director for the Gartmore Separate Accounts LLC, the Fund’s subadviser, and is deemed to be an “interested person” of the Fund as the term is defined in the Investment Company Act of 1940, as amended, as a result of his position with the Gartmore Separate Accounts LLC.
The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (800) 848-0920.

2004 Annual Report 17

Change in Independent Registered Public Accounting Firm
(Unaudited)

Effective April 29, 2004, KPMG resigned as the auditors of the Fund. Also effective April 28, 2004, upon the recommendation of the Audit Committee, the Fund’s Board selected PricewaterhouseCoopers LLP (“PWC”) as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending June 30, 2004.

KPMG’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period KPMG was engaged, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to that matter in connection with its report.

18 Annual Report 2004

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428
Shareholder services and
24-hour account access: 800-848-0920
Broker-dealer services: 800-485-2294

Federal law requires the Fund to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2004 Gartmore Global Investments, Inc. All rights reserved.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable

(c)	The registrant has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable

(f)	This code of ethics is included as Exhibit 11(a)(1). A copy of the code of ethics is available without charge (i) upon request, by calling 800-848-0920, or (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Jonathan M. Rather, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

          The information in the table below is provided for services rendered to the registrant by its principal accountant, KPMG LLP (“KPMG”) for its fiscal year ended June 30, 2003 and for the period July 1, 2003 to April 28, 2004. Effective April 28, 2004, PricewaterhouseCoopers LLP (“PwC”) was appointed the independent auditor for the registrant.

	2003	2004
Audit Fees	$20,500	$18,500
Audit-Related Fees	$0	$0
Tax Fees[2]	$0	$3,000
All Other Fees	$0	$0
Total	$20,500	$21,500

1	Principal accountant fees and services for fiscal year ended June 30, 2004 include amounts paid to KPMG for the period July 1, 2003 to April 28, 2004 and to PwC for the period April 28, 2004 to June 30, 2004.

2	Tax services in connection with the Funds’s excise tax calculations and review of the Funds’s applicable tax returns.

          The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by KPMG and by PwC to the registrant’s investment adviser, Gartmore Global Investors (“GGI,”) and any service provider to the registrant controlling, controlled by or under common control with GGI that provided ongoing services to the registrant (“Covered Services Provider,”) for the registrant’s fiscal years ended June 30, 2003 and June 30, 2004.

	2003[1]	2004[1]
Audit-Related Fees	$36,080	$43,000	[2]
Tax Fees	None.	None.
All Other Fees	None	$50,000	[3]
Total	$36,080	$93,000

1	Fees represent those paid to PwC. There were no fees paid to KPMG for non-audit services.

2	In 2003, services related to performance of agreed-upon procedures in connection with the Gartmore Funds’ N-14s for the merger of the Market Street Funds and Montgomery Funds and the agreed upon procedures. The Gartmore Funds are an affiliate of GMF II.

3	Assistance in responding to the SEC inquiry regarding valuation of stable value products.

          (e)(1) Before the registrant’s principal accountant is engaged to render (i) audit or non-audit services to the registrant and (ii) non-audit services to the registrant’s (A) investment adviser, (B) subadviser or (C) any entity controlling, controlled by or under common control with the registrant’s investment adviser or subadviser that provides ongoing services to the registrant, each engagement is approved by the registrant’s audit committee; provided that the services described in clause (ii)(A)-(C) are only approved by the audit committee if the services provided to such entities would have a direct impact on the operations and financial reporting of the registrant.

          (e)(2) None.

          (f) Not applicable.

          (g) The aggregate fees billed by KPMG for non-audit services rendered to the registrant and service affiliates for the fiscal year ended June 30, 2003 was $0. The aggregate fees billed by KPMG for the period July 1, 2003 to April 28, 2004 and by PwC for the period April 28, 2004 to June 30, 2004 were $0 and $93,000, respectively.

          (h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because they did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures, as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the registrant’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s applicable rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS II, INC.

By (Signature and Title)	/s/	Mark P. Bronzo
	Name:	Mark P. Bronzo
	Title:	Chairman, President & Chief Executive Officer (principal executive officer)
	Date:	September 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/	Mark P. Bronzo
	Name:	Mark P. Bronzo
	Title:	Chairman, President & Chief Executive Officer (principal executive officer)
	Date:	September 7, 2004

By (Signature and Title)	/s/	Daniel W. Portanova
	Name:	Daniel W. Portanova
	Title:	Senior Vice President, Treasurer, and Chief Operating Officer (principal financial officer)
	Date:	September 7, 2004